Postretirement Benefit Plans - Summary of Weighted Average Assumptions Used Calculate Net Periodic Pension Cost (Detail)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Pension And Other Postretirement Benefit Expense [Abstract]
Discount rate	1.90%	2.00%	2.50%
Expected returns on plan assets	3.00%	3.10%	3.50%
Rate of compensation increase	1.80%	1.90%	2.20%